                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                               ------------------


                                   FORM 8-K/A

                               (Amendment No. 1)

                                 CURRENT REPORT



     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  January 31, 1995

                   GREENBRIAR CORPORATION (formerly known as
                     MEDICAL RESOURCE COMPANIES OF AMERICA)
                     --------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




          NEVADA                         0-8187           75-2399477
  ----------------------------------  -----------   ------------------
    (State or other jurisdiction      (Commission   (I.R.S. Employer
        of incorporation)             File Number)  Identification No.)




           4265 Kellway Circle,  Addison,  Texas               75244
           ----------------------------------------          ----------
           (Address of principal executive offices)          (Zip Code)


  Registrant's telephone number, including area code: (214)  407-8400
                                                      ----------------

Item 7.   Financial Statements and Exhibits.

     (a)  Not applicable.

     (b)  Pro forma balance sheet for September 30, 1994
          Pro forma Statement ofOperations for 1993 and the nine months ended September 30, 1994.
          (SEE PAGE 3)

     (c)  Exhibits

                Not Applicable

                     Medical Resource Companies of America



ITEM #7 (b)
- - -----------


Pro Forma Balance Sheet and Statement of Operations
                (Unaudited)



        The following pro forma Balance Sheets as of September 30, 1994 and Statement of Operations for the year Ended December 31, 1993 and the nine months ended September 30, 1994 gives effect to the disposition of The Fountainview, Rivermont at the Trails, Hermann Park Manor, Alta Vista Nursing Center and Remuda Ranch Center for Anorexia and Bulimia, Inc. These statements should be read in conjunction with the separate financial statements and notes thereto of the company. They are not necessarily indicative of the results of operations of the company as it may be in the future or as it might have been had the assets been sold prior to the periods indicated.

Medical Resource Companies of America
Pro Forma Consolidated Balance Sheet
September 30, 1994
(Unaudited)


                                                                         Less
                                                                        Disposed      Consolidated
                                                       Consolidated    Businesses       Pro Forma
                                                      --------------------------------------------

                ASSETS

CURRENT ASSETS
        Cash                                           $ 5,605,662    $ 10,004,084     $15,609,746
        Due from affiliates                                374,544                         374,544
        Accounts receivable, net                         2,545,018      (2,347,834)        197,184
        Mortgage notes receivable                          539,000                         539,000
        Inventories                                        475,173         (28,855)        446,518
        Accrued interest receivable                        623,793                         623,793
        Deferred tax benefit                             1,676,912                       1,676,912
        Other current assets                               684,962        (166,106)        518,856
                                                      --------------------------------------------

                Total current assets                    12,525,064       7,461,489      19,986,553

OWNED PROPERTIES                                         5,146,091                       5,146,091

INVESTMENT SECURITIES                                    1,678,131                       1,678,131

MORTGAGE NOTES RECEIVABLE                                8,454,868      (1,754,868)      6,700,000

PROPERTY, PLANT AND EQUIPMENT, AT COST
        Land                                             2,731,931      (2,631,931)        100,000
        Building                                        21,272,460     (20,505,700)        766,760
        Production and office equipment                  2,015,548      (1,627,913)        387,635
        Rental equipment                                 1,586,531                       1,586,531
                                                      --------------------------------------------
                                                        27,606,470     (24,765,544)      2,840,926
                Less accumulated depreciation            3,966,010      (3,081,373)        884,637
                                                      --------------------------------------------

                                                        23,640,450     (21,684,171)      1,956,289

OTHER ASSETS
        Restricted cash                                    548,793        (548,793)              0
        Excess of cost of purchased companies
         over net assets acquired, net                   1,522,315                       1,522,315
        Patents, net of accumulated amortization           610,538                         610,538
        Other, net                                       1,023,685        (256,746)        766,939
                                                      --------------------------------------------

                                                         3,705,331        (805,539)      2,899,792
                                                      --------------------------------------------

                                                       $55,149,945    $(16,783,089)    $38,366,856
                                                      ============================================

                                 Page 4 of 9

Medical Resource Companies of America
Pro Forma Consolidated Balance Sheet
September 30, 1994
(Unaudited)

                                                                                 Less
                                                                               Disposed     Consolidated
                                                              Consolidated    Businesses     Pro Forma
                                                            -------------------------------------------------
                    LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIBILITIES
        Current maturities of long-term debt               $    533,835      $  (553,835)
        Accrued interest payable                                191,512         (181,989)  $     9,523
        Notes payable                                         4,342,389       (2,725,665)    1,615,724
        Accounts payable-trade                                1,599,960         (964,121)      635,839
        Accrued expenses                                      1,412,929         (883,074)      529,855
        Other current liabilities                               583,420          531,554     1,114,974
                                                           ---------------------------------------------
                                Total current liabilities     8,684,045       (4,777,130)    3,906,915

LONG TERM DEBT                                               18,923,313      (18,217,528)      705,785

NOTES PAYABLE-AFFILIATES                                      1,626,000                      1,625,000

OTHER NON CURRENT LIABILITIES                                   576,586         (576,586)

DEFERRED GAIN                                                 3,142,658                      3,142,658

STOCKHOLDERS' EQUITY
        Series A cumulative preferred stock, $.10
         par value; authorized 10,000,000 shares;
         issued 1,085,000 shares                                108,518                        108,518
        Series B cumulative preferred stock, $.10
         par value; authorized 100,000 shares;
         issued 13,000 shares                                     1,351                          1,351
        Series C cumulative preferred stock, $.10
         par value; authorized 20,000 shares;
         issued 20,000 shares                                     2,000                          2,000
        Common Stock $.01 par value; authorized
         100,000,000 shares; issued 18,395,000 shares           184,171                        184,171
        Additional paid-in capital                           36,368,576                     36,365,576
        Accumulated deficit                                 (11,913,773)        6,788,155   (5,125,618)
                                                           -----------------------------------------------
                                                             24,750,843         6,788,155   31,538,998

        Less stock purchase note receivable                  (2,552,500)                    (2,552,500)
                                                           ------------------------------------------------
                                                             22,198,343         6,788,155   28,986,498
                                                           ------------------------------------------------
                                                           $ 55,149,945      $(16,783,089) $38,366,856
                                                           ================================================


Medical Resource Companies of America
Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 1993
    (Unaudited)


                                                                    Less
                                                                 Operations
                                                 As Previously      From
                                                    Reported      Disposed                   Consolidated
                                                  Consolidated     Assets      Adjustments     Pro Forma
                                                    12/31/93      12/31/93      12/31/93        12/31/93
                                                 --------------------------------------------------------
REVENUE
  Sales and rentals of mobility products          $ 2,351,459   $         0       $     0     $ 2,351,459
  Real estate operating revenue                     4,280,397             0             0       4,280,397
  Long-term care facilities
   Management fees                                    510,000             0             0         510,000
   Operating revenue                                9,650,147    (9,650,147)            0               0
  Gains on sales of assets                          2,450,473             0             0       2,450,473
  Interest and dividends                            1,325,812             0             0       1,325,812
  Other                                               165,427       (25,584)            0         139,843
  Intercompany                                              0             0             0               0
                                                 --------------------------------------------------------
                                                   20,733,715    (9,675,731)            0      11,057,984

EXPENSES
  Cost of mobility products sales and rentals       1,931,631             0             0       1,931,631
  Real estate operating expenses                    2,407,382             0             0       2,407,382
  Long-term care facilities
   Management expenses                                207,386             0             0         207,386
   Operating expenses                               6,695,947    (6,624,695)            0          71,252
  General and administrative                        5,964,122    (2,183,078)            0       3,781,044
  Interest                                          2,120,973      (621,388)            0       1,499,585
  Other                                                     0             0             0               0
                                                 --------------------------------------------------------
                                                   19,327,441    (9,429,161)            0       9,898,280

   Earnings before income taxes                     1,406,274      (246,570)            0       1,159,704

Provision for income taxes                            (99,000)            0             0         (99,000)
                                                 --------------------------------------------------------

   Net earnings (loss)                            $ 1,505,274   $  (246,570)      $     0     $ 1,258,704
                                                 ========================================================

Medical Resource Companies of America
Pro Forma Consolidated Statement of Operations
For the Nine Month Period Ended September 30, 1994
 (Unaudited)

                                                 Less
                                              Operations
                               As Previously     From
                                 Reported      Disposed             Consolidated
                               Consolidated     Assets   Adjustments  Pro Forma
                                 09/30/94      09/30/94   09/30/94    09/30/94
                              --------------------------------------------------
REVENUE
  Sales and rentals of
   mobility products            $ 1,644,824  $          0  $       0  $1,644,824
  Real estate operating revenue   1,844,192             0          0   1,844,192
  Long-term care facilities
   Management fees                                      0          0           0
   Operating revenue             13,820,780   (13,820,780)         0           0
  Gains on sales of assets        3,749,087             0          0   3,749,087
  Gain on sale of subsidiary        803,884             0   (803,884)          0
  Interest and dividends            375,398        (1,610)         0     373,788
  Other                              10,292       (10,292)         0           0
                              --------------------------------------------------

                                 22,248,457   (13,832,682)  (803,884)  7,611,891

EXPENSES
  Cost of mobility products
   sales and rentals              1,203,892             0          0   1,203,892
  Real estate operating expense   1,403,481             0          0   1,403,481
  Long-term care facilities
   Management expenses                    0             0          0           0
   Operating expenses             9,105,674    (9,105,674)         0           0
  General and administrative      4,671,785    (2,041,576)         0   2,630,209
  Interest                        2,887,864    (2,128,132)         0     759,732
  Other                              11,016       (11,016)         0           0
                              --------------------------------------------------

                                 19,283,712   (13,286,398)         0   5,997,314

   Earnings before income taxes   2,964,745      (546,284)  (803,884)  1,614,577

Provision for income taxes        1,008,009      (170,965)  (273,321)    563,723
                              --------------------------------------------------
   Net earnings (loss)          $ 1,956,736  $   (375,319) $(530,563) $1,050,854
                              ==================================================

          NOTES TO PRO FORMA BALANCE SHEET AND STATEMENT OF OPERATIONS


     1 - The pro forma balance sheet has been prepared as though the dispositions occurred on September 30, 1994 and statements of operations have been prepared as if the dispositions took place as of the beginning of period presented.

     2 - The gain on sale of subsidiary of $803,884 is the gain recorded on the sale of the Company's investment in Remuda Ranch Center for Anorexia and Bulimia, Inc. The pro forma statement of operations has been adjusted to eliminate this gain.

     3 - Income tax expense has been adjusted to give effect to the tax effect pro forma adjustments using 34% tax rate.

                                  SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment No. 1 to its Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



                                    GREENBRIAR CORPORATION
                                    (formerly MEDICAL RESOURCE COMPANIES
                                    OF AMERICA)


Dated:  July 22, 1996               By: /s/ Gene Bertcher
                                        -------------------------------------
                                    Name:   Gene Bertcher
                                    Title:  Executive Vice President and
                                            Chief Financial Officer